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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 29, 2009

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31945 (Commission File Number)	52-1106564 (IRS Employer Identification No.)
2230 East Imperial Highway El Segundo, California (Address of Principal Executive Offices)	90245 (Zip Code)

(310) 964-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Amendment No 1. to the Agreement and Plan of Merger

        On July 29, 2009, The DIRECTV Group, Inc. ("DIRECTV") and Liberty Media Corporation ("Liberty") and certain subsidiaries of DIRECTV and certain subsidiaries of Liberty entered into Amendment No. 1 (the "Merger Agreement Amendment") to that certain Agreement and Plan of Merger, dated as of May 3, 2009 (as amended, the "Merger Agreement"), by and among Liberty, Liberty Entertainment, Inc. ("LEI"), DIRECTV, DIRECTV ("Holdings"), DTVG One, Inc. and DTVG Two, Inc.

        The Merger Agreement Amendment, among other things, provides for the following:

  •
  the elimination of LEI's right to terminate the Merger Agreement if Liberty does not receive prior to July 31, 2009 a private letter ruling from the IRS addressing certain tax considerations relating to the automatic conversion feature of Holdings' Class B Common Stock to be issued in the transactions. Instead, the Merger Agreement Amendment provides that LEI shall have the right to terminate the Merger Agreement at any time after the second business day following the date on which Liberty provides written notice to DIRECTV that Liberty has received the private letter ruling relating to the qualification of the Split-Off (as defined in the Merger Agreement) as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code, as amended, unless prior to such time DIRECTV has delivered to Liberty: (a) written notice that the rulings as to certain specified tax matters are reasonably acceptable DIRECTV, (b) a written waiver of the related condition to closing, or (c) an officer's certificate to the effect that DIRECTV has received an opinion of its tax counsel with respect to such specified tax matters and the receipt of such ruling is waived by DIRECTV as a condition to the completion of the merger and replaced with a different condition regarding an absence of a change in applicable law;

  •
  the identification of the Splitco Designees (as defined in the Merger Agreement Amendment) to the Holdings Board and appointment of a designee of LEI to the Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors of Holdings immediately before the Malone Contribution (as defined in the Merger Agreement);

  •
  the requirement that a majority of DIRECTV stockholders excluding Liberty, any director or officer of Liberty, John C. Malone and any affiliate of John C. Malone, vote to approve the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among LEI, DIRECTV, Holdings, John C. Malone, Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A (as amended, the "Malone Agreement"), in addition to the Merger Agreement;

  •
  that Liberty shall hold a special meeting of its stockholders to vote on the Split-Off, the Malone Agreement and the Merger Agreement as opposed to holding the vote of its stockholders on such matters at its annual meeting of its stockholders;

  •
  the adoption by DIRECTV and Holdings of amendments to their respective By-Laws, to provide that (i) any candidate to be elected as the new President and Chief Executive Officer of DIRECTV and Holdings (to fill the vacancy created by the resignation of Chase Carey without regard to the appointment of Larry D. Hunter as interim Chief Executive Officer) would require the affirmative vote of at least eighty percent, rounded to the nearest whole number, of the number of members of the Board at the time of such election ("Supermajority Vote"), which Supermajority Vote would only be required for the election of the next President and Chief Executive Officer of DIRECTV and Holdings, (ii) any expansion of the size of the Board of Directors beyond twelve members would require the Supermajority Vote, and (iii) the election of the individual appointed by the Board of Directors of Holdings to serve as an independent director following the closing will require a Supermajority Vote (assuming the vacancy currently existing on the DIRECTV Board has not been filled prior to the closing and such individual will fill the corresponding slot on the Holdings Board);

  •
  the amendment of certain schedules to the Reorganization Agreement, which is an Exhibit to the Merger Agreement; and

  •
  certain changes to the excess share provision in the LEI and Holdings amended and restated certificates of incorporation and the redemption right in the Holdings amended and restated certificate of incorporation.

        The foregoing description of the Merger Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and to the Merger Agreement which is filed as Exhibit 10.1 to the Current Report on Form 8-K file with the SEC on May 4, 2009 (the "May 4, 2009 8-K").

Amendment No. 1 to the Voting and Right of First Refusal Agreement

        On July 29, 2009, LEI, DIRECTV, Holdings, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A entered into Amendment No. 1 (the "Malone Agreement Amendment") to the Malone Agreement. The Malone Agreement Amendment corrects certain typographical errors and contains conforming changes based on the final provisions of the Holdings amended and restated certificate of incorporation.

        The foregoing description of the Malone Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Malone Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and to the Malone Agreement which is filed as Exhibit 10.3 to the May 4, 2009 8-K.

ITEM 5.03    Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year

        In connection with the Merger Agreement Amendment, DIRECTV has amended its By-Laws to require a Supermajority Vote by its Board to (i) approve the new President and Chief Executive Officer as described above, (ii) expand the size of the Board of Directors beyond twelve members, and (iii) approve the next individual appointed by the Board of Directors of DIRECTV to serve as an independent director and fill the vacancy currently existing on the Board of Directors.

        The foregoing description of the amendment to the By-Laws is only a summary, does not purport to be complete and is qualified in its entirety by reference to the amendment to the By-Laws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01    Other Events

        Mr. Mark D. Carleton has informed the Board of Directors of DIRECTV that he intends to resign from the Board of Directors of DIRECTV effective upon the appointment of Paul A. Gould to the Board of Directors of DIRECTV, so long as Mr. Gould qualifies as an independent director under NASDAQ rules, or, in the event that Mr. Gould is not so appointed, an individual appointed by the Board of Directors of DIRECTV who qualifies as an independent director under NASDAQ rules and whose appointment has been approved by both DIRECTV and LEI.

ITEM 9.01    Financial Statements and Exhibits

(d	)	Exhibits.
3.1		Certificate of Amendment to the By-laws of The DIRECTV Group, Inc.
10.1
Amendment No. 1, dated as of July 29, 2009, to the Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc. and DTVG Two, Inc.
10.2
Amendment No. 1, dated as of July 29, 2009, to the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of Liberty Entertainment, Inc., DIRECTV, The DIRECTV Group, Inc. or any of the Liberty Media tracking stocks. The offer and sale of shares in the proposed business combination with Liberty Entertainment, Inc. will only be made pursuant to one or more effective registration statements. Investors and security holders are urged to carefully read the registration statements of Liberty Entertainment, Inc. and DIRECTV filed with the SEC, including the proxy statement/prospectuses contained therein, because they contain important information about these transactions. Investors and security holders are able to obtain free copies of the registration statements and the proxy statements/prospectuses and other documents filed with the SEC by Liberty Entertainment, Inc., DIRECTV, Liberty Media Corporation and The DIRECTV Group, Inc., as the case may be, through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statements/Prospectuses from Liberty Media Corporation by contacting Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone (720) 875-5408 or from The DIRECTV Group, Inc. by contacting The DIRECTV Group, Inc., 2230 E. Imperial Highway, El Segundo, CA 90245, Attn: Investor Relations, Telephone (310) 964-0808.

PARTICIPANTS IN A SOLICITATION

The directors and executive officers of The DIRECTV Group, Inc. and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transactions. Information regarding the directors and executive officers of each of The DIRECTV Group, Inc. and DIRECTV and other participants in the proxy solicitation and a description of their respective direct and indirect interests, by security holdings or otherwise are available in the proxy materials filed with the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC. (Registrant)
Date: July 30, 2009	By:	/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the By-laws of The DIRECTV Group, Inc.
10.1
Amendment No. 1, dated as of July 29, 2009, to the Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc. and DTVG Two, Inc.
10.2
Amendment No. 1, dated as of July 29, 2009, to the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A.

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  Item 1.01 Entry into a Material Definitive Agreement
  ITEM 5.03 Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year
  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX